EXECUTION VERSION
Exhibit 10.3
AMENDMENT NO. 1 TO CREDIT AGREEMENT
AMENDMENT (this “Amendment”) dated as of July 14, 2015 to the ABL Credit Agreement dated as of April 15, 2014 (the “Credit Agreement”) among Performance Sports Group Ltd. (f/k/a Bauer Performance Sports Ltd.), Bauer Hockey Corp., Bauer Hockey, Inc., the Subsidiary Borrowers party thereto, various Lenders and Bank of America, N.A., as Administrative Agent and Collateral Agent.
W I T N E S S E T H :
WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein;
NOW, THEREFORE, the parties hereto agree as follows:
SECTION 1 .Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.
SECTION 2    . Definition of Eligible Inventory. The definition of “Eligible Inventory” in Section 1.01 of the Credit Agreement is amended to:
(a)    replace clause (iv) of the fourth sentence thereof with the following:
(A) is placed on consignment, unless a valid consignment agreement which is reasonably satisfactory to Administrative Agent is in place with respect to such Inventory or (B) is in transit (except to the extent such Inventory (x)(1) is purchased under documentary letters of credit (other than Letters of Credit) and is in transit from any location in the United States or Canada for receipt by a Borrower within fifteen (15) days of the date of determination or (2) is in transit from any location outside of the United States or Canada for receipt by a Borrower within 60 days of the date of determination) and constitutes Eligible In-Transit Inventory, or (y) is in transit between locations leased, owned or occupied by a Borrower);
and
(b)    replace clause (v) of the fourth sentence thereof with the following:

is covered by a negotiable document of title, unless such inventory is Eligible In-Transit Inventory or such document of title has been delivered to the Administrative Agent with all necessary endorsements, free and clear of all Liens except Liens in favor of landlords, carriers, bailees and warehousemen if clause (iii) has been complied with;
SECTION 3    . Definition of Eligible In-Transit Inventory. Section 1.01 of the Credit Agreement is amended to add the following definition in the appropriate alphanumeric order:
“Eligible In-Transit Inventory” shall mean Inventory owned by a Borrower that would be Eligible Inventory if it were not subject to a negotiable document of title and in transit from a foreign location to a location of the Borrower within the United States, and that the Administrative Agent, in its Permitted Discretion, deems to be Eligible In-Transit Inventory.  Without limiting the foregoing, (a) no Inventory shall be Eligible In-Transit Inventory unless it (i) is fully insured in a manner reasonably satisfactory to the Administrative Agent; (ii) it is not sold by a vendor that has a right to reclaim, divert shipment of, repossess, stop delivery, reserve title or otherwise enjoy Lien rights against the Inventory, or with respect to whom any Borrower is in default of any material obligations; (iii) it is subject to purchase orders and other sale documentation reasonably satisfactory to the Administrative Agent, and title has passed to the relevant Borrower; (iv) it is shipped by a common carrier that is not affiliated with the vendor and is not subject to any Sanction or on any specially designated nationals list maintained by OFAC; and (v) it is being handled by a customs broker, freight-forwarder or other handler that has delivered a Lien Waiver; and (b) no Inventory shall be Eligible in-Transit Inventory following the occurrence of a Liquidity Event unless it (i) satisfies all of the conditions set forth in the foregoing clause (a) and (ii) is subject to a negotiable document of title showing the Administrative Agent (or, with the consent of the Administrative Agent, the applicable Borrower) as consignee, which document of title is in the possession of the Administrative Agent or such other Person as the Administrative Agent shall approve.
SECTION 4    . Definition of Lien Waiver. Section 1.01 of the Credit Agreement is amended to add the following definition in the appropriate alphanumeric order:
“Lien Waiver” shall mean an agreement, in form and substance satisfactory to the Administrative Agent, by which, for any Collateral held by a warehouseman, processor, shipper, customs broker or freight forwarder, such Person waives or subordinates any Lien it may have on the Collateral, agrees to hold any documents of title in its possession relating to the Collateral as agent for the Collateral Agent, and agrees to deliver the Collateral to the Collateral Agent upon request.

SECTION 5    . FATCA Grandfathered Status. Section 4.01(a) of the Credit Agreement is amended to add the following clause as a separate second paragraph:
Solely for purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of the Amendment, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
SECTION 6    . Representations of Parent and Borrowers. The Parent and each of the Borrowers represents and warrants that (i) the representations and warranties of the Parent and Borrowers set forth in Article 7 of the Credit Agreement are true and correct as of the date hereof and (ii) no Default will have occurred and be continuing on such date.
SECTION 7    . Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
SECTION 8    . Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
SECTION 9    . Effectiveness. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PERFORMANCE SPORTS GROUP LTD.
BAUER HOCKEY CORP.
BAUER HOCKEY, INC.
PERFORMANCE LACROSSE GROUP CORP.
PERFORMANCE LACROSSE GROUP INC.
BAUER PERFORMANCE SPORTS UNIFORMS CORP.
BAUER PERFORMANCE SPORTS UNIFORMS INC.
BPS DIAMOND SPORTS CORP.
BPS DIAMOND SPORTS INC.
EASTON BASEBALL / SOFTBALL CORP.
EASTON BASEBALL / SOFTBALL INC.
BPS US HOLDINGS INC.
KBAU HOLDINGS CANADA, INC.
MISSION ITECH HOCKEY, INC.
BPS CANADA INTERMEDIATE CORP.

By:	/s/ Michael J. Wall
	Name:	Michael J. Wall
	Title:	Vice President, General Counsel and Corporate Secretary

[Signature Page to Amendment No. 1]

BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent
By:	/s/ Gregory A. Kress
	Name:	Gregory A. Kress
	Title:	Senior Vice President, BANK OF AMERICA, N.A.

[Signature Page to Amendment No. 1]

BANK OF AMERICA, N.A. (acting through its Canada Branch) as Canadian Revolving Lender
By:	/s/ Sylwia Durkiewicz
	Name:	Sylwia Durkiewicz
	Title:	Vice President

[Signature Page to Amendment No. 1]

Fifth Third Bank, as Lender
By:	/s/ Stephen Pepper
	Name:	Stephen Pepper
	Title:	Vice President

[Signature Page to Amendment No. 1]

JPMORGAN CHASE BANK N.A., as Lender
By:	/s/ Thomas G. Williams
	Name:	Thomas G. Williams
	Title:	Authorized Officer

[Signature Page to Amendment No. 1]

ROYAL BANK OF CANADA, as Lender
By:	/s/ Robert Kizell
	Name:	Robert Kizell
	Title:	Attorney in Fact

By:	/s/ Michael Petersen
	Name:	Michael Petersen
	Title:	Attorney in Fact

[Signature Page to Amendment No. 1]

Wells Fargo Bank, N.A., as Lender
By:	/s/ Kathryn Scharre
	Name:	Kathryn Scharre
	Title:	Authorized Signatory

Wells Fargo Capital Finance Corporation Canada, as Lender
/s/ Domenic Cosentino
Domenic Cosentino
Vice President Wells Fargo Capital Finance Corporation Canada

[Signature Page to Amendment No. 1]